EXHIBIT 10.1


                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                           AMERICAN POWERHOUSE, INC.,

                  SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC.

                                       AND

                            SIGN MEDIA SYSTEMS, INC.

                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                            AMERICAN POWERHOUSE INC.,

                  SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC.

                                       AND

                            SIGN MEDIA SYSTEMS, INC.


                          Dated as of November 17, 2003

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of November 17, 2003 (the "Agreement"), by and among AMERICAN POWERHOUSE, INC., a Delaware corporation
(the  "Company"),   SIGN  MEDIA  SYSTEMS  ACQUISITION  COMPANY,   INC.,  a
Florida corporation (the "Merging Corporation"), and SIGN MEDIA SYSTEMS, INC., a Florida corporation (the "Surviving Corporation").

         WHEREAS, the Boards of Directors of the Company, the Merging Corporation, and the Surviving Corporation deem it advisable and in the best interests of their respective stockholders that the Surviving Corporation acquire the Merging Corporation upon the terms and subject to the conditions provided for in this Agreement; and

         WHEREAS, the Boards of Directors of the Company, the Merging Corporation, and the Surviving Corporation have approved the merger of the Merging Corporation into the Surviving Corporation with the Surviving Corporation being the surviving corporation upon the term and subject to the conditions provided for in this Agreement.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Company, the Merging Corporation, and the Surviving Corporation agree as follows:

1. THE PLAN OF MERGER. The following constitutes the plan of merger (the "Plan of Merger") for the Merging Corporation and the Surviving Corporation which Plan of Merger is subject to all of the terms and conditions of this Agreement:

         (a) The Merger shall be in accordance with the Florida Business Corporation Act pursuant to Sections 607.1101 - 607.1107, Florida Statutes.

         (b) The name and jurisdiction of the surviving corporation is Sign Media Systems, Inc., a Florida Corporation (the "Surviving Corporation").

         (c) The name and jurisdiction of the merging corporation is Sign Media Systems Acquisition Company, Inc., a Florida Corporation (the "Merging Corporation").

         (d) Upon the Closing of the Plan of Merger, the Surviving Corporation shall immediately cause articles of merger (the "Articles of Merger") to be filed with the Department of State of Florida. For purposes of the Plan of Merger, the date and time the Articles of Merger are received by the Department of State of Florida as evidenced by the official stamp of the Department of State of Florida on the Articles of Merger shall be the effective date and time of the Merger (the "Effective Time").

         (e) At the Effective Time, the Merging Corporation shall merge into the Surviving Corporation pursuant to the terms and conditions of the Plan of Merger (the "Merger"), and the separate corporate existence of the Merging Corporation shall thereupon cease, and Surviving Corporation shall be the surviving corporation in the Merger.

         (f) At the Effective Time, the Articles of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation.

         (g) At the Effective Time, the By-laws of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation until amended in accordance with the Articles of Incorporation and By-laws of the Surviving Corporation.

         (h) The directors of the Surviving Corporation at the Effective Time shall be the directors of the Surviving Corporation until their respective successors are duly elected and qualified or their earlier death, resignation or removal in accordance with the Articles of Incorporation and By-laws of the Surviving Corporation.

         (i) The officers of the Surviving Corporation at the Effective Time shall be the officers of the Surviving Corporation until their respective successors are duly elected and qualified or their earlier death, resignation or removal in accordance with the Articles of Incorporation and By-laws of the Surviving Corporation.

         (j) At the Effective Time, by virtue of the Merger and without any action on the part of the Surviving Corporation or the Company, each share of the Merging Corporation Stock shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefore.

         (k) The consideration which shall be paid by the Surviving Corporation pro-rata to the stockholders of the Merging Corporation in consideration of the Merger shall be Three Hundred Thousand (300,000) shares of the common stock of the Surviving Corporation (the "Purchase Shares").

2. CLOSING. The closing of the transactions provided for in this Agreement (the "Closing") shall occur within ten (10) days from the date of this agreement at the offices of the Surviving Corporation and the Closing may take place by mail.

3. THE COMPANY'S REPRESENTATIONS AND WARRANTIES.

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority required for it to own its properties and assets and to carry on its business as it is now being conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification.

         (b) The Merging Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, has the corporate power and authority required for it to own its properties and assets and to carry on its business as it is now being conducted. The Merging Corporation is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification.

         (c) The Company is the sole shareholder of the common stock of the Merging Corporation. The authorized capital stock of the Merging Corporation is 100,000,000 shares of common stock ("Merging Corporation Common Stock") and 100,000,000 shares of serial preferred stock of which One Hundred (100) shares of Merging Corporation Common Stock is issued and outstanding and no shares of preferred stock are issued and outstanding. All of the outstanding shares of Merging Corporation Common Stock are duly authorized, validly issued, fully paid and non-assessable.

         (d) The Company and the Merging Corporation have the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company and the Merging Corporation and, except for the filing of the Articles of Merger, no other corporate proceedings on the part of the Company or the Merging Corporation are necessary to authorize the consummation of the transactions contemplated hereby.

         (e) Except for the filing of the Articles of Merger, none of the execution, delivery or performance of this Agreement by the Company or the Merging Corporation, the consummation by the Company of the Merging Corporation of the transactions contemplated hereby or compliance by the Company or the Merging Corporation with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the articles of incorporation, by-laws or similar organizational documents of the Company or the Merging Corporation or any of their Subsidiaries, (ii) require any filing by the Company or the Merging Corporation or any of their Subsidiaries with, or permit, authorization, consent or approval of, any federal, regional, state or local court, arbitrator, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, whether U.S. or foreign ("Governmental Entity"),
(iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or the Merging Corporation or any of their Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, judgment, permit, license, ordinance, law, statute, rule or regulation applicable to the Company or the Merging Corporation, any of their Subsidiaries or any of their properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such filings, permits, authorizations, consents, approvals, violations, breaches or defaults which will not, individually or in the aggregate, have a material adverse effect on the Company or the Merging Corporation or prevent or substantially delay the consummation of the transactions contemplated hereby.

         (f) Neither the Company nor the Merging Corporation currently have any securities registered under either the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") and at this time neither the Company nor the Merging Corporation is required to register any securities under the Exchange Act.

         (g) There are no claims, actions, suits, proceedings, arbitrations or investigations pending (or, to the best knowledge of the Company, threatened) against or affecting the Company, the Merging Corporation or their Subsidiaries, or any of their respective properties or assets at law or in equity, by or before any Governmental Entity which, individually or in the aggregate, will have a material adverse effect on the Company or the Merging Corporation or would prevent or substantially delay the Merger.

4. THE MERGING CORPORATION'S REPRESENTATIONS AND WARRANTIES.

         (a) The Merging Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, has the corporate power and authority required for it to own its properties and assets and to carry on its business as it is now being conducted. The Merging Corporation is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification.

         (b) The Company is the sole shareholder of the common stock of the Merging Corporation. The authorized capital stock of the Merging Corporation is 100,000,000 shares of common stock ("Merging Corporation Common Stock") and 100,000,000 shares of serial preferred stock of which One Hundred (100) shares of Merging Corporation Common Stock is issued and outstanding and no shares of preferred stock are issued and outstanding. All of the outstanding shares of Merging Corporation Common Stock are duly authorized, validly issued, fully paid and non-assessable.

         (c) The Merging Corporation has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors and Stockholders of the Merging Corporation and, except for the filing of the Articles of Merger, no other corporate proceedings on the part of the Merging Corporation are necessary to authorize the consummation of the transactions contemplated hereby.

         (d) Except for the filing of the Articles of Merger, none of the execution, delivery or performance of this Agreement by the Merging Corporation, the consummation by the Merging Corporation of the transactions contemplated hereby or compliance by the Merging Corporation with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the articles of incorporation, by-laws or similar organizational documents of the Merging Corporation or any of its subsidiaries, (ii) require any filing by the Merging Corporation or any of its subsidiaries with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Merging Corporation or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, judgment, permit, license, ordinance, law, statute, rule or regulation applicable to the Merging Corporation, any of its Subsidiaries or any of their properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such filings, permits, authorizations, consents, approvals, violations, breaches or defaults which will not, individually or in the aggregate, have a material adverse effect on the Merging Corporation or prevent or substantially delay the consummation of the transactions contemplated hereby.

         (e) The Merging Corporation currently does not have any securities registered under either the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") and at this time the Merging Corporation is not required to register any securities under the Exchange Act.

         (f) There are no claims, actions, suits, proceedings, arbitrations or investigations pending (or, to the best knowledge of the Merging Corporation, threatened) against or affecting the Merging Corporation or its Subsidiaries or any of their respective properties or assets at law or in equity, by or before any Governmental Entity which, individually or in the aggregate, will have a material adverse effect on the Merging Corporation or would prevent or substantially delay the Offer or the Merger.

5. THE SURVIVING CORPORATION'S REPRESENTATIONS AND WARRANTIES.

         (a) The Surviving Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, has the corporate power and authority required for it to own its properties and assets and to carry on its business as it is now being conducted. The Surviving Corporation is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification.

         (b) The authorized capital stock of the Surviving Corporation is 100,000,000 shares of common stock (the "the Surviving Corporation Common Stock") and 100,000,000 shares of serial preferred stock of which 8,094,000 shares of the Surviving Corporation Common Stock is issued and outstanding and no shares of preferred stock are issued and outstanding. All the outstanding shares of the Surviving Corporation Common Stock are duly authorized, validly issued, fully paid and non-assessable. The Purchase Shares when issued will all be duly authorized, validly issued, fully paid and non-assessable.

         (c) The Surviving Corporation has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Surviving Corporation and, except for the filing of the Articles of Merger, no other corporate proceedings on the part of the Surviving Corporation are necessary to authorize the consummation of the transactions contemplated hereby.

         (d) Except for the filing of the Articles of Merger, none of the execution, delivery or performance of this Agreement by the Surviving Corporation, the consummation by the Surviving Corporation of the transactions contemplated hereby or compliance by the Surviving Corporation with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the articles of incorporation, by-laws or similar organizational documents of the Surviving Corporation or any of its Subsidiaries, (ii) require any filing by the Surviving Corporation or any of its Subsidiaries with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Surviving Corporation or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, judgment, permit, license, ordinance, law, statute, rule or regulation applicable to the Surviving Corporation, any of its Subsidiaries or any of their properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such filings, permits, authorizations, consents, approvals, violations, breaches or defaults which will not, individually or in the aggregate, have a material adverse effect on the Surviving Corporation or prevent or substantially delay the consummation of the transactions contemplated hereby.

         (e) The Surviving Corporation currently does not have any securities registered under either the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") and at this time the Surviving Corporation is not required to register any securities under the Exchange Act.

         (f) There are no claims, actions, suits, proceedings, arbitrations or investigations pending (or, to the best knowledge of the Surviving Corporation, threatened) against or affecting the Surviving Corporation or its Subsidiaries or any of their respective properties or assets at law or in equity, by or before any Governmental Entity which, individually or in the aggregate, will have a material adverse effect on the Surviving Corporation or would prevent or substantially delay the Offer or the Merger.

6. CONDITIONS TO CLOSING. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

         (a) Approval of the stockholders of the Merging Corporation to the Merger shall have been obtained.

         (b) Approval of the stockholders of the Surviving Corporation to the Merger shall have been obtained.

         (c) No statute, rule, regulation, executive order, decree, ruling or permanent injunction shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits the consummation of the Merger substantially on the terms contemplated hereby.

7. COVENANTS AND AGREEMENTS. The parties covenant and agree as follows:

         (a) Subject to the terms and conditions of this Agreement and applicable law, each of the parties shall act in good faith and use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement as soon as practicable. Without limiting the foregoing, the parties shall (and shall cause their respective Subsidiaries, and use reasonable best efforts to cause their respective affiliates, directors, officers, employees, agents, attorneys, accountants and representatives, to: (i) obtain the approval of the Merger by the stockholders of the Surviving Corporation and the Merging Corporation; (ii) obtain all consents, approvals, waivers, licenses, permits, authorizations, registrations, qualifications or other permissions or actions by, and give all necessary notices to, and make all filings with and applications and submissions to, any Governmental Entity or other Person necessary in connection with the consummation of the transactions contemplated by this Agreement as soon as reasonably practicable; (iii) provide all such information concerning such party, its Subsidiaries and its officers, directors, employees, partners and affiliates as may be necessary or reasonably requested in connection with any of the foregoing; (iv) avoid the entry of, or have vacated or terminated, any decree, order, or judgment that would restrain, prevent, or delay the consummation of the Merger, including but not limited to defending through litigation on the merits any claim asserted in any court by any Person.

         (b) The Company, the Merging Corporation and the Surviving Corporation shall keep the other reasonably apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other communications received by the Merging Corporation, the Surviving Corporation or the Company, as the case may be, or any of their respective Subsidiaries, from any third party and/or any Governmental Entity with respect to the transactions contemplated by this Agreement.

8.       MISCELLANEOUS.

         (a) None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing.

         (b) Except as otherwise expressly contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

         (c) This Agreement may be executed in two or more separate counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by each of the other parties hereto.

         (d) All notices and other communications hereunder shall be in writing (including telecopy or similar writing) and shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Subparagraph and the appropriate telecopy confirmation is received or
(ii) if given by any other means, when delivered at the address specified in this Subparagraph:

                  To the Company or the Merging Corporation:

                          41667 Yosemite Pines Drive
                          Oakhurst, CA  93644
                          Phone:  559.692.2474
                          Facsimile:  559.692,2476

                  To the Surviving Corporation:
                          2100 19th Street
                          Sarasota, FL  34234
                          Phone:  941.330.0336
                          Facsimile:  941.330.0252

         (e) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any assignment shall be null and void.

         (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         (g) The parties hereto agree that money damages or other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance, without bond or other security being required.

         (h) This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and hereof and is not intended to and shall not confer upon any person or entity other than the parties hereto any rights or remedies hereunder.

         (i) Headings of the Paragraphs of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         (j) This Agreement may only be amended by a written instrument executed by all of the parties hereto which agreement has been previously approved by the Board of Directors and Stockholders of each of the parties.

         (k) The parties to this Agreement agree to execute any further documents or instruments, including but not limited to the Articles of Merger, necessary to consummate the transactions contemplated by this Agreement.

         (l) References in this Agreement to (a) "Subsidiaries" of the Company, the Merging Corporation or the Surviving Corporation shall mean any corporation or other form of legal entity of which more than 50% of the outstanding voting securities are on the date hereof directly or indirectly owned by the Company, the Merging Corporation or the Surviving Corporation or in which the Company, the Merging Corporation or the Surviving Corporation has the right to elect a majority of the members of the board of directors or other similar governing body; (b) "Person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including, without limitation, a Governmental Entity.

         IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

                                    SIGN MEDIA SYSTEMS, INC.

                                    /s/  Antonio F. Uccello, III
                                    --------------------------------------------
                                    Antonio F. Uccello, III
                                    PRESIDENT


                                    SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC

                                    /s/  Denis C. Tseklenis
                                    --------------------------------------------
                                    DENIS C. TSEKLENIS
                                    PRESIDENT

                                    AMERICAN POWERHOUSE, INC.

                                    /s/ Denis C. Tseklenis
                                    --------------------------------------------
                                    DENIS C. TSEKLENIS
                                    PRESIDENT